UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 06/30/11

Item 1. Reports to Stockholders.

JUNE 30, 2011

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

SEMIANNUAL REPORT

Templeton Institutional Funds

FRANKLIN TEMPLETON
INSTITUTIONAL

Semiannual Report

Economic and Market Overview

Global stock markets rose in the first half of 2011, though the positive momentum from the previous year waned as European sovereign debt turmoil escalated and signs emerged of an economic slowdown. Furthermore, geopolitical unrest sweeping the Middle East and North Africa roiled oil markets, and a devastating earthquake and tsunami in Japan severely disrupted global supply chains during the period. While the market recovered from these interferences, economic growth concerns persisted. Officials at the U.S. Federal Reserve Board (Fed) cut their growth forecast for the world’s largest economy, and manufacturing slowed in most major regions of the world. Japan’s earthquake, an early surge in commodity prices and a fading inventory restocking cycle were all blamed for declining economic leading indicators. Nascent monetary policy tightening in most parts of the world was also thought to inhibit growth and cool the commodities rally. Asian and emerging market policymakers tightened aggressively as inflation reached post-crisis highs in many regions. Meanwhile the European Central Bank raised interest rates for the first time in two years, deviating from the extraordinarily accommodative path of the Fed, which undertook a second round of quantitative easing during the reporting period.

Amid concerns of sustained accommodative monetary policy and declining economic growth rates in the U.S., politicians debated whether to raise the nation’s debt ceiling. Sovereign debt concerns continued to plague Europe, with Greece, Ireland, Portugal and Spain subject to rating downgrades in the first half of 2011. At period-end, European politicians were working to pass painful austerity budgets despite fierce popular resistance, and discussions were

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Semiannual Report | 1

ongoing about restructuring debt payments of the region’s most troubled sovereigns. Despite these challenges, continued corporate profit strength and still favorable economic growth prospects in some regions of the world supported stock prices. Equity market leadership rotated toward defensive sectors as risk aversion increased, buoying even U.S. Treasuries toward period-end as near-term demand for perceived safe havens outweighed longer term concerns about the deteriorating U.S. credit profile. The dollar ultimately declined, however, against most currencies, broadly reflecting divergent interest rate and/or economic growth expectations.

The foregoing information reflects our analysis and opinions as of June 30, 2011. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

2 | Semiannual Report

Emerging Markets Series

Your Fund’s Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies,” as defined in the Fund’s prospectus.

Geographic Breakdown

Emerging Markets Series
Based on Total Net Assets as of 6/30/11

Asia 46.6%
Latin America & Caribbean 25.4%
Europe 23.2%
Middle East & Africa 1.9%
Australia & New Zealand 1.0%
Short-Term Investments & Other Net Assets 1.9%

We are pleased to bring you Emerging Markets Series' (Fund's) semiannual report for the period ended June 30, 2011.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. Before we make a purchase, we make a detailed examination of the company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. The analysis considers the company's corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Semiannual Report | 3

Performance Overview

The Fund posted a +0.90% cumulative total return for the six-month period ended June 30, 2011. In comparison, the Standard & Poor’s/International Finance Corporation Investable Composite Index and the MSCI Emerging Markets Index, which track global emerging market stock performance, generated total returns of +0.70% and +1.09% during the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, the index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund’s long-term performance data in the Performance Summary on page 7.

Manager’s Discussion

During the six-month reporting period, key contributors to Fund performance included Astra International, Indonesia’s leading car and motorcycle company, TNK-BP, one of the largest oil companies in Russia, and President Chain Store, operator of leading global convenience chain store 7-Eleven in Taiwan. Astra recorded significantly higher net income in the first quarter of 2011 due to greater domestic demand for motor vehicles and higher profits from its heavy equipment and palm oil businesses. The company benefited from Indonesia’s robust economic growth, higher incomes and affordable credit. TNK-BP also reported strong results and an increased share price as investors favored its high dividends and attractive valuations. In our analysis, TNK-BP is well positioned to benefit from the long-term trend in rising commodity prices and supply shocks in regions such as the Middle East. Solid corporate results, superior brand franchise and higher domestic demand supported President Chain Store’s share price performance. Our analysis indicates a strong growth outlook for President Chain Store as it could be a beneficiary of Taiwan’s domestic recovery and rising Chinese tourism.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial
Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not represen-
tative of the Fund’s portfolio.

4 | Semiannual Report

In contrast, two notable detractors were from India. The Indian market was one of the worst emerging market performers in the first half of 2011. The major domestic factors leading to the market correction were concerns of easing gross domestic product growth, higher inflation and interest rates, as well as uncertainty surrounding the implementation of a tax policy on Mauritius fund flows into India’s stock market. Weighing on Fund performance were Hindalco Industries, a major Indian producer of aluminum, and Sesa Goa, India’s leading iron ore producer. Weakening commodity prices during the period also adversely affected the share prices of Hindalco and Sesa Goa. Taking a longer term view, however, our analysis shows Hindalco and Sesa Goa could benefit from global demand for metals supporting higher commodity prices. Natura Cosmeticos in Brazil was also another key detractor. Weak earnings and slower sales growth led to a correction in Natura’s share price during the period. In our view, the company could benefit from the strong economic recovery and domestic demand in Brazil coupled with Natura’s solid business model. The Fund reduced its investments in all three companies during the reporting period.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the past six months, we increased the Fund’s holdings in Singapore, Australia and Russia as we searched for attractive investment opportunities. We added to our holdings in Internet software and services, industrial machinery, and industrial conglomerates companies. Key purchases included Australia’s BHP Billiton, a major diversified natural resources company with significant sales in emerging markets, SembCorp Marine, Singapore’s premier global marine and offshore engineering group, and Tencent Holdings, China’s leading provider of Internet and mobile phone value-added services.

Semiannual Report | 5

Conversely, the Fund reduced its investments in Brazil, India, Mexico and
China via China H shares to focus on attractively valued stocks within our investment universe.[2] We trimmed our holdings primarily in catalog retail, steel, integrated telecommunication services, coal and consumable fuels, and aluminum companies. In addition, we identified and reduced several holdings that had reached their target prices during the period including the companies mentioned earlier and international natural resources group Anglo American.
The Fund eliminated its holding in Chinese coal producer China Coal Energy by the end of the reporting period.

Thank you for your continued participation in Emerging Market Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

6 | Semiannual Report

Performance Summary as of 6/30/11

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Endnotes

The Fund invests in foreign securities, which can involve exposure to currency fluctuations, economic instability and political developments. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 7

Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

8 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 9

Foreign Equity Series

Your Fund’s Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign

(non-U.S.) equity securities.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the
Fund’s Statement of Investments (SOI). The SOI begins on page 41.

10 | Semiannual Report

track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance
Summary on page 16.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-
depth, fundamental research evaluates a company’s potential to grow earnings, asset value and/or cash flow. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Despite gathering market headwinds, the Fund’s sector groups all delivered absolute gains. As signs of an economic slowdown emerged during the period, market leadership transitioned away from economically sensitive, cyclical sectors such as materials and information technology toward defensive, counter-
cyclical sectors such as health care and consumer staples. In this environment, a number of the Fund’s overweighted sectors and regions, including health care and Europe, performed well.

One of the most significant relative contributors, however, was an under-
weighted sector, albeit one to which we selectively added during the period:
financials.[2] After enjoying a liquidity-fueled rebound as governments intervened to avert systemic bankruptcy, financials was one of the market’s main laggards for this reporting period. Such weakness created what we considered attractive, selective opportunities, notably among European banks and insurers whose valuations were indiscriminately depressed due to the debt crises in the region’s periphery. In the banking and diversified financials industries, balance sheets were repaired and business models realigned to focus on core areas of profitabil-
ity. Yet we believe the market remained concerned about economic headwinds, and valuations ignored growth opportunities inherent in a wave of industry restructuring and expansion focused on underleveraged markets and under-
served consumers. Dutch financial services conglomerate ING Groep, whose ongoing restructuring initiatives began to generate positive operating results during the period, was a top performer and is an excellent example of the types of values we found in the sector. Similarly, in the insurance industry, many firms
— such as French life insurer AXA, another top sector performer — divested

2. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

Semiannual Report | 11

underpriced businesses, rebuilt significant excess capital and sought to avoid risk assets, and we continued to find what we considered attractive valuation opportunities there as well.

Although our increased financials exposure was a fairly new development, we have long maintained an overweighted position in the global health care sector, which, after lagging the market over the past several years, began to outperform during the review period.[3] The Fund’s sector holdings were among the top rel-
ative and absolute performers, driven by stock selection and our overweighted positioning. French pharmaceutical manufacturer Sanofi was the Fund’s top absolute contributor, finding support in broker upgrades, positive clinical trials and early success with the integration of recently acquired biotechnology firm
Genzyme. While investors’ rotation into defensive sectors largely drove health care’s outperformance during the period, we continued to believe that select sector stocks remained fundamentally undervalued and traded at levels that ignored the progress companies have made by prioritizing emerging market growth, restructuring their cost bases, diversifying away from patent-exposed products and directing robust cash flows to productive uses such as shareholder returns and mergers and acquisitions.

Information technology was another overweighted sector that outperformed that of the index, driven by strong returns from the Fund’s technology hard-
ware and equipment industry holdings.[4] While investor concerns about industry pricing and earthquake-related supply-chain disruptions pressured the broader global hardware space, our stock selection boosted the Fund’s relative return. Top contributors included German semiconductor manufacturer
Infineon Technologies, which raised its earnings forecast as second-quarter income surged on rising demand, and Swedish mobile network developer
Telefonaktiebolaget LM Ericsson, which rallied after growth in wireless-
broadband equipment sales helped the company more than triple its first-quarter profit. We believe valuations in the sector remained attractive and businesses targeting productivity-enhancing investments in an uncertain eco-
nomic climate could help support demand in the sector, particularly after an extended period of corporate underspending on technology.

Stock selection also helped drive outperformance among the Fund’s under-
weighted materials and overweighted energy holdings, and both sectors delivered strong absolute returns despite heightened commodity price volatility

3. The health care sector comprises health care providers and services, and pharmaceuticals in the SOI.
4. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI.

12 | Semiannual Report

and investor rotation out of cyclically leveraged stocks.5 We have found few long-term value opportunities among metals and mining stocks in recent years, given historically high current valuations and profit levels, and have largely avoided the sector. The few sector values we have identified — companies like Irish building materials provider CRH and Dutch paint manufacturer Akzo Nobel — operate outside the mining sector and were significantly less exposed to the commodity sell-off during the latter half of the period. Energy stock performance is also closely correlated to the price of industrial commodities, yet we found what we considered significantly more attractive valuation opportunities in this cyclical sector. Tightening oil fundamentals and the increasing cost and complexity of extracting oil and gas from the ground could improve the market environment for energy producers and oilfield services providers, and we will seek to use near-term volatility to uncover selective valuation opportunities in the energy sector.

Industrials was another cyclical sector where we found compelling recent valuation opportunities, though the Fund’s sector position lagged the index’s due to stock selection during the first half of 2011 as global economic growth prospects dimmed.6 Shanghai Electric Group, a Chinese manufacturer of power-generating equipment, declined in value amid the worsening outlook for nuclear power proliferation after the Japanese earthquake. We believe, however, the benefits of increased power consumption in China could outweigh nuclear-related business risks over the long term. Netherlands-based Koninklijke Philips Electronics, which missed earnings targets and forecast near-term headwinds based on supply-chain disruptions related to the Japanese earthquake, was another sector laggard. Shares were weak in recent quarters due to the introduction of a new management team and cyclical pressures on the company’s health care and lighting divisions; yet, such concerns appeared discounted in the company’s share price, while investors appeared to largely ignore the potential for structural improvements in each of its divisions. We remain favorable toward our select holdings in the industrials sector, which we believe offers investors exposure to the global economic growth cycle at less demanding valuations than other cyclical sectors. We found fewer opportunities in consumer staples — the only other sector laggard in the first half of 2011 — where we believe elevated valuations did not adequately protect investors from risks associated with rising input costs and increasing price competition.7

5. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The industrials sector comprises aerospace and defense, air freight and logistics, airlines, electrical equipment, industrial conglomerates, professional services, and trading companies and distributors in the SOI.

7. The consumer staples sector comprises food products in the SOI.

Semiannual Report | 13

From a geographic perspective, the Fund’s Asian stocks aided relative perform-
ance, led by an underweighted position in troubled Japan and stock selection in higher growth markets like Taiwan, Singapore and Hong Kong. The Fund’s
European position, however, was the most significant regional contributor, due to stock selection and an overweighted allocation. Despite the attractive global exposure, strong brand equity and excellent fundamentals of select large cap
European equities, the region as a whole traded at a 12% discount to the global market and at roughly half its long-term average forward earnings multiple, largely due to the popular perception of Europe as a mature market hamstrung by debt and a monetary union ill-equipped to deal with the disparate challenges of its diverse member states. Yet, Greece — or Portugal, or Ireland, for that matter — does not represent all of Europe. Despite distress among some coun-
tries, the eurozone grew at an annualized pace of 2.5% in the first quarter, faster than the U.S. and the U.K., and the International Monetary Fund raised its growth forecast for the region. Equally important, Europe is composed of many countries and not solely Greece, which together with Portugal and Ireland represent just 6.0% of regional gross domestic product. Nonetheless, fear of systemic debt contagion appeared to keep investors awake at night. Here, we would point out that European rescue facilities seemed adequate, and the cost of not bailing out troubled member states was widely recognized as likely to exceed the cost of bailing them out. We believe policymakers remain highly motivated to prevent regional debt contagion, and we continued to find some of the world’s most attractive companies trading at bargain valuations in beleaguered Europe.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Our focus on bottom-up value helps us buffer the noise of an increasingly uncertain economic and geopolitical environment. We believe this noise could get louder. A combination of growing debt burdens, rising interest rates, creep-
ing inflationary pressures and political discord is impacting most regions of the world to varying degrees, and as these issues are worked through, intermittent bouts of volatility and anxiety may become more frequent. We believe the most

14 | Semiannual Report

successful investors in such an environment will be those who stick to the fun-
damentals, and use market volatility to their advantage. As Sir John Templeton observed, “People focus too little on the opportunities that problems present.”
At Templeton, we believe the market remains ripe with opportunity for patient and disciplined investors with a long-term horizon.

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 15

Performance Summary as of 6/30/11

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

16 | Semiannual Report

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

• Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

• Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli-
cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period.
The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 17

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning differ-
ent funds. In addition, if transaction costs were included, your total costs would have been higher.
Please refer to the Fund prospectus for additional information on operating expenses.

18 | Semiannual Report

Foreign Smaller Companies Series

Your Fund’s Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 47.

Semiannual Report | 19

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years)
earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

During the six months under review, there were several significant contributors to the Fund’s performance. Australia-based Iluka Resources is a leading metals and mining firm with operations in Australia, North America, Europe and
Asia. Its share price surged during the period as the company benefited from an improved outlook for industrial mineral demand and higher iron ore con-
tract prices. In our view, the company’s new development projects in zircon could add value, with recent exploration success in this area strengthening its position in the zircon market.

Norway-based Tomra Systems, a leading manufacturer and services provider to the recycling industry, also performed well. In our analysis, the company has strong intellectual property assets and solid long-term growth opportuni-
ties. We believe Tomra Systems should be able to continue to grow organically due to more global legislation increasing deposits on cans and bottles, better recycling economics, rapid growth in the mechanization of recycling and trash sorting, and increased replacement and service sales as the number of installed collection bases grows and matures.

Another key contributor to the Fund’s performance was Asahi, Japan’s leading specialty bicycle retail chain with significant market share. Based in Osaka, the company uses price, product selection and a range of services to differentiate itself from other bicycle retailers, such as general merchandise stores (GMSs), home improvement stores and typical mom-and-pop bicycle shops. As a specialty retailer in the Japanese bicycle market, Asahi has developed a retail network based on a differentiated business model, allowing the company a competitive advantage to gain market share from GMSs as well as mom-and-
pop stores. Asahi distinguishes itself from competition by providing high quality in-store services as well as developing private brand products that allow the company to compete on price. Its share price rose during the period as a result of the company’s expansion activity and strong sales.

20 | Semiannual Report

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, the Fund had some disappointments during the period under review.
Pacific Brands, a manufacturer and wholesaler of a number of Australia’s most recognizable consumer brands, was a key detractor. In our analysis, the com-
pany is well run, with market leading brands across a broad range of product categories that are relatively resilient to economic downturns. Its share price declined following an unexpected first-half loss stemming from high cotton prices, which pressured the company’s operating and profit margins. However, we believe the company’s recent actions to cut costs and raise gross margins should continue to boost earnings growth over the longer term.

Ju Teng International Holdings, a Hong Kong-based leading manufacturer of notebook PC plastic casings with 31% market share, also hurt Fund results.
The company’s customers include Compal Electronics, Quanta Computer,
ASUSTeK Computer, Wistron and Apple. Although the company underper-
formed during the period, we believe Ju Teng has a strong competitive position in advanced casings, aided by its increasing emphasis on notebook aesthetics as its customer mix shifts from enterprise to consumer.

Dorel Industries is a leading, Canada-based, global consumer products manu-
facturer, importer and marketer specializing in three major segments — juvenile products, home furnishings, and leisure and recreational products. Global macroeconomic concerns during the period weighed on the company’s share price. In our analysis, Dorel has solid brands and strong relationships with mass merchant retailers and demonstrates a determination to cut costs. For the longer term, we believe these factors should lead to the company’s successful restructuring and improved fundamentals that could make its stock price more fairly valued.

Semiannual Report | 21

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22 | Semiannual Report

Performance Summary as of 6/30/11

Foreign Smaller Company Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of
Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distribu-
tions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, call a Franklin Templeton Institutional Services representative at (800) 321-8563.
The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.95% (other than certain nonroutine expenses) until 4/30/12.

Endnotes

The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty.
Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The manager applies various techniques and analyses in making investment decisions for the
Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and/or administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 23

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 25

Global Equity Series

Your Fund’s Goal and Main Investments: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity secu-

rities of companies located anywhere in the world, including emerging markets.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s
Statement of Investments (SOI). The SOI begins on page 53.

26 | Semiannual Report

2. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.
3. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI.

Semiannual Report | 27

We found fewer opportunities in the materials sector, and our resulting underweighted position was a notable contributor to relative performance during the period, largely sheltering the Fund from a commodity sell-off that pressured materials stocks late in the period.4 Stock selection also supported relative performance as most of the few sector values we identified — companies such as U.K. packaging materials firm Rexam and Dutch paint manufacturer Akzo Nobel — operate outside the mining sector and were significantly less exposed to the commodity price declines during the latter half of the period. The Fund remained largely underweighted in the sector as recent, historically high valuations and profit levels in the metals and mining industry made bargain hunting difficult for us.

We believe the consumer discretionary and telecommunications sectors, both of which also performed well on a relative basis during the period, offered more fertile ground for value investors.5 Performance in consumer discretionary was led by automotive industry companies such as French tire manufacturer Michelin, which successfully passed rising raw materials costs to consumers, and South Korean auto parts manufacturer Hyundai Mobis, which rallied as demand improved after the Japanese earthquake disaster shuttered capacity at competing parts manufacturers. Media companies such as U.S. cable operators Time Warner Cable and Comcast were strong performers as demand for their bundled services grew, resulting in strong free cash-flow and earnings growth. Telecommunications stocks, meanwhile, were led by China Telecom, which boosted revenues during the period and more than tripled its most profitable, high-speed 3G customers. We continued to find attractive opportunities in the global telecommunications sector in light of what we considered modest valuations, generous dividend yields and significant emerging market growth exposure of certain stocks.

We found fewer opportunities in the consumer staples sector, where we believed elevated valuations did not adequately protect investors from margin risks associated with rising input costs and increasing price competition.6 The Fund’s consumer staples holdings delivered absolute gains but underperformed the index, partly due to stock selection and partly as a result of our underweighted position during a period when the sector benefited from a defensive rotation. Information technology stocks also detracted from relative returns, pressured by Japanese firms such as film manufacturer Konica Minolta Holdings, office

4. The materials sector comprises chemicals, containers and packaging, and metals and mining in the SOI.

5. The consumer discretionary sector comprises auto components, automobiles, household durables, media, multiline retail and specialty retail in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

6. The consumer staples sector comprises food and staples retailing, food products, and household products in the SOI.

28 | Semiannual Report

equipment supplier Ricoh, and video game console manufacturer Nintendo, all of which suffered in the aftermath of the country’s devastating earthquake.7 Despite the sector’s poor overall returns during this review period, we remained supportive of our select holdings; valuations remained attractive in our view, and we continued to believe businesses targeting productivity-enhancing investments in an uncertain economic climate could help support demand, particularly after an extended period of corporate underspending on technology.

From a geographic perspective, most major regions represented in the Fund outperformed the MSCI AC World Index. Stock selection among the Fund’s underweighted U.S. and European holdings boosted relative performance. In addition, an underweighting in troubled Japan and stock selection in higher-growth markets such as Singapore and Hong Kong made Asian stocks significant relative contributors.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2011, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

At Templeton, we continued to find attractive long-term opportunities in regions and sectors around the world, particularly those impaired by negative sentiment. After a two-year market rally, global equities were no longer indiscriminately cheap; however, selective values remained for disciplined investors with long-term horizons. While a gathering economic slowdown certainly posed a threat to equity performance in the near term, we were not surprised to see lead indicators moderating at this stage of the economic cycle, and would note that we believe the depressed valuation profile of Templeton’s core holdings could provide support in the event of further price declines. Over the longer term, we see excellent potential for growth opportunities in the global marketplace and believe high-quality large cap stocks with robust and diversi-fied cash flows remained among the market’s cheapest.

7. The information technology sector comprises communications equipment; computers and peripherals, electronic equipment, instruments and components; Internet software and services; IT services; office electronics; semiconductors and semiconductor equipment; and software in the SOI.

Semiannual Report | 29

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

Gary P. Motyl, CFA Antonio T. Docal, CFA Peter A. Nori, CFA

Portfolio Management Team Global Equity Series

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

30 | Semiannual Report

Performance Summary as of 6/30/11

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of
Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, visit ftinstitutional.com or call a Franklin Templeton Institutional
Services representative at (800) 321-8563.

The investment manager and/or administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding acquired fund fees and expenses) do not exceed 0.81% (other than certain nonroutine expenses) until 4/30/12.

Endnotes

Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to these markets’ smaller size and lesser liquidity. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these deci-
sions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and/or administrator had not waived fees, the Fund’s total returns would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Semiannual Report | 31

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and

  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if appli- cable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

32 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.81%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Semiannual Report | 33

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Amount rounds to less than $0.01 per share.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

34 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited)

Emerging Markets Series	Industry	Shares	Value
Common Stocks 87.1%			
Australia 1.0%			
BHP Billiton Ltd.	Metals & Mining	298,583	$ 14,024,778
Brazil 12.5%			
Companhia de Bebidas das Americas (AmBev)	Beverages	2,702,540	74,423,914
Companhia de Bebidas das Americas (AmBev), IDR	Beverages	11,487	316,335
Itau Unibanco Holding SA, ADR	Commercial Banks	2,740,051	64,528,201
[a]Itausa - Investimentos Itau SA, IDR	Commercial Banks	23,425	180,025
Natura Cosmeticos SA	Personal Products	505,140	12,616,773
Souza Cruz SA	Tobacco	1,917,595	24,389,789
			176,455,037
China 10.8%			
[b]Aluminum Corp. of China Ltd., H	Metals & Mining	3,000,000	2,528,994
Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	3,849,000	6,865,309
Changsha Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	Machinery	4,044,820	7,692,786
CNOOC Ltd.	Oil, Gas & Consumable Fuels	14,622,000	34,198,015
Golden Eagle Retail Group Ltd.	Multiline Retail	2,386,000	6,070,974
Great Wall Motor Co. Ltd., H	Automobiles	6,057,500	9,963,826
Guangzhou Automobile Group Co. Ltd., H	Automobiles	20,938,141	25,561,389
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,838,848	10,744,389
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	19,916,000	29,073,892
Tencent Holdings Ltd.	Internet Software & Services	234,600	6,373,173
Travelsky Technology Ltd., H	IT Services	3,514,000	2,212,690
Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	955,500	10,689,861
			151,975,298
Hong Kong 2.4%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	2,118,519	17,371,856
VTech Holdings Ltd.	Communications Equipment	1,327,500	15,813,827
			33,185,683
India 13.4%			
Coal India Ltd.	Oil, Gas & Consumable Fuels	220,726	1,940,687
Grasim Industries Ltd.	Chemicals	84,549	3,966,017
Hindalco Industries Ltd.	Metals & Mining	3,123,371	12,667,043
Infosys Ltd.	IT Services	360,283	23,470,464
National Aluminium Co. Ltd.	Metals & Mining	4,093,136	7,593,808
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	3,153,452	19,356,670
Sesa Goa Ltd.	Metals & Mining	1,599,101	10,109,486
Tata Chemicals Ltd.	Chemicals	2,240,324	18,671,040
Tata Consultancy Services Ltd.	IT Services	3,416,552	90,359,112
			188,134,327
Indonesia 6.9%			
PT Astra International Tbk	Automobiles	7,827,500	58,000,073
PT Bank Central Asia Tbk	Commercial Banks	31,868,772	28,426,060
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	13,136,500	9,955,955
			96,382,088

Semiannual Report | 35

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Mexico 1.9%			
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	339,678	$ 18,301,851
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,184,627	7,790,869
			26,092,720
Nigeria 0.1%			
Nigerian Breweries PLC	Beverages	1,807,264	1,026,289
Pakistan 1.8%			
MCB Bank Ltd.	Commercial Banks	5,031,508	11,635,910
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	7,560,899	13,443,551
			25,079,461
Qatar 0.0%[†]			
Industries Qatar	Industrial Conglomerates	18,340	685,956
Russia 15.2%			
Gazprom, ADR	Oil, Gas & Consumable Fuels	747,400	10,874,670
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	1,181,200	17,233,708
[c]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	207,570	13,232,588
[c]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	233,600	14,845,280
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	2,337,500	60,938,625
Sberbank RF	Commercial Banks	12,734,040	46,861,267
TNK-BP	Oil, Gas & Consumable Fuels	12,262,073	38,482,335
[d]Uralkali, GDR, Reg S	Chemicals	246,750	11,085,244
			213,553,717
Singapore 1.9%			
Keppel Corp. Ltd.	Industrial Conglomerates	1,406,982	12,691,818
SembCorp Marine Ltd.	Machinery	3,220,260	13,895,122
			26,586,940
South Africa 0.9%			
Remgro Ltd.	Diversified Financial Services	709,451	11,709,467
Tiger Brands Ltd.	Food Products	44,130	1,288,996
			12,998,463
South Korea 2.2%			
SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	163,369	30,698,673
Sweden 0.6%			
Oriflame Cosmetics SA, SDR	Personal Products	186,497	9,178,098
Taiwan 2.8%			
President Chain Store Corp.	Food & Staples Retailing	6,274,571	36,167,814
Uni-President China Holdings Ltd.	Food Products	4,283,000	2,652,881
			38,820,695
Thailand 4.4%			
Kasikornbank PCL, fgn.	Commercial Banks	5,511,648	22,412,362
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	3,579,500	19,911,988
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	1,824,700	19,885,312
			62,209,662

36 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Turkey 3.3%			
Akbank TAS	Commercial Banks	4,339,209	$ 20,049,327
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	1,071,002	26,260,399
			46,309,726
United Arab Emirates 0.9%			
Emaar Properties PJSC	Real Estate Management & Development	15,207,451	12,503,812
United Kingdom 4.1%			
Anglo American PLC	Metals & Mining	565,669	28,013,231
Antofagasta PLC	Metals & Mining	1,321,269	29,549,231
			57,562,462
Vietnam 0.0%[†]			
Petrovietnam Fertilizer and Chemical JSC	Chemicals	442,010	697,854
Total Common Stocks (Cost $673,552,109)			1,224,161,739
Preferred Stocks 11.0%			
Brazil 9.9%			
Banco Bradesco SA, ADR, pfd.	Commercial Banks	1,219,574	24,989,071
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	2,360,825	18,128,209
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	258,440	7,928,939
Vale SA, ADR, pfd., A	Metals & Mining	3,048,822	88,293,885
			139,340,104
Chile 1.1%			
Embotelladora Andina SA, pfd., A	Beverages	3,689,618	15,789,528
Total Preferred Stocks (Cost $58,035,516)			155,129,632
Total Investments before Short Term Investments (Cost $731,587,625)			1,379,291,371
Short Term Investments 1.9%			
Money Market Funds (Cost $24,087,221) 1.7%			
United States 1.7%			
[a,e] Institutional Fiduciary Trust Money Market Portfolio		24,087,221	24,087,221
[f] **Investments from Cash Collateral Received for Loaned Securities (Cost $2,025,000) 0.2%**			
Money Market Funds 0.2%			
United States 0.2%			
[g] BNY Mellon Overnight Government Fund, 0.05%		2,025,000	2,025,000
Total Investments (Cost $757,699,846) 100.0%			1,405,403,592
Other Assets, less Liabilities 0.0%[†]			314,946
Net Assets 100.0%			$1,405,718,538

Semiannual Report | 37

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) (continued)

Emerging Markets Series

See Abbreviations on page 76.

†Rounds to less than 0.1% of net assets.
[a]Non-income producing.
[b]A portion or all of the security is on loan at June 30, 2011. See Note 1(c).
[c]At June 30, 2011, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
[d]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the value of this security was $11,085,244, representing 0.79% of net assets.
[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[f]See Note 1(c) regarding securities on loan.
[g]The rate shown is the annualized seven-day yield at period end.

38 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.
[h]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 39

[a]For the period September 18, 2006 (effective date) to December 31, 2006.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Effective September 1, 2008, the redemption fee was eliminated.
[e]Amount rounds to less than $0.01 per share.
[f]Total return is not annualized for periods less than one year.
[g]Ratios are annualized for periods less than one year.
[h]Benefit of expense reduction rounds to less than 0.01%.
[i]Excludes the value of portfolio securities delivered as a result of a redemption in-kind.

40 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited)

Foreign Equity Series	Industry	Shares	Value
Common Stocks 94.0%			
Austria 0.6%			
Telekom Austria AG	Diversified Telecommunication Services	2,953,740	$ 37,693,623
Brazil 1.0%			
Embraer SA, ADR	Aerospace & Defense	2,059,260	63,384,023
Canada 2.2%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,433,080	39,091,432
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,244,300	107,752,510
			146,843,942
China 3.5%			
China Mobile Ltd.	Wireless Telecommunication Services	7,133,000	66,089,157
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	148,996,000	96,308,656
Shanghai Electric Group Co. Ltd.	Electrical Equipment	128,795,063	68,024,250
			230,422,063
Denmark 0.4%			
[a]Vestas Wind Systems AS	Electrical Equipment	1,153,283	26,794,463
France 9.7%			
Alstom SA	Electrical Equipment	877,200	54,088,487
AXA SA	Insurance	3,258,253	74,040,058
Compagnie Generale des Etablissements Michelin, B	Auto Components	1,087,547	106,360,053
France Telecom SA	Diversified Telecommunication Services	4,369,155	92,916,420
GDF Suez	Multi-Utilities	1,115,667	40,827,318
Sanofi	Pharmaceuticals	1,641,178	131,944,672
Sanofi, ADR	Pharmaceuticals	7,073	284,122
Total SA, B	Oil, Gas & Consumable Fuels	1,674,093	96,816,121
Vivendi SA	Media	1,828,239	50,837,161
			648,114,412
Germany 11.2%			
Bayerische Motoren Werke AG	Automobiles	441,632	44,068,172
Celesio AG	Health Care Providers & Services	2,494,475	50,534,563
Deutsche Post AG	Air Freight & Logistics	4,062,600	78,178,609
E.ON AG	Electric Utilities	2,609,080	74,290,153
E.ON AG, ADR	Electric Utilities	4,820	137,081
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	10,345,734	116,167,199
Merck KGaA	Pharmaceuticals	707,399	76,917,087
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	374,383	57,195,730
SAP AG	Software	1,610,321	97,238,024
Siemens AG	Industrial Conglomerates	1,109,850	152,173,409
			746,900,027

Semiannual Report | 41

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Hong Kong 3.2%			
[a]AIA Group Ltd.	Insurance	20,773,000	$ 72,075,176
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,710,500	39,638,243
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	32,635	479,734
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,205,350	45,394,596
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	4,895	264,820
Swire Pacific Ltd., A	Real Estate Management & Development	3,928,900	57,809,497
			215,662,066
India 3.2%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	7,511,880	118,468,222
ICICI Bank Ltd.	Commercial Banks	3,897,018	95,447,689
			213,915,911
Ireland 0.7%			
CRH PLC	Construction Materials	2,191,370	48,684,132
Italy 2.4%			
Eni SpA	Oil, Gas & Consumable Fuels	2,887,372	68,291,972
Intesa Sanpaolo SpA	Commercial Banks	18,068,409	48,106,697
UniCredit SpA	Commercial Banks	20,786,722	44,010,045
			160,408,714
Japan 3.3%			
FUJIFILM Holdings Corp.	Electronic Equipment, Instruments & Components	1,126,500	34,968,306
Itochu Corp.	Trading Companies & Distributors	5,569,900	57,632,777
Mitsubishi UFJ Financial Group Inc.	Commercial Banks	9,606,900	46,539,855
Nintendo Co. Ltd.	Software	182,600	34,181,504
Toyota Motor Corp.	Automobiles	1,086,200	44,524,688
			217,847,130
Netherlands 7.7%			
Akzo Nobel NV	Chemicals	874,840	55,186,244
[a]ING Groep NV	Diversified Financial Services	8,568,636	105,482,685
[a]ING Groep NV, ADR	Diversified Financial Services	25,025	309,559
Koninklijke Philips Electronics NV	Industrial Conglomerates	3,697,140	94,950,533
Koninklijke Philips Electronics NV, N.Y. shs.	Industrial Conglomerates	12,405	318,560
Randstad Holding NV	Professional Services	1,029,105	47,568,870
Royal Dutch Shell PLC, A, ADR	Oil, Gas & Consumable Fuels	6,990	497,199
SBM Offshore NV	Energy Equipment & Services	2,832,896	74,932,188
Unilever NV	Food Products	4,018,833	131,739,928
Unilever NV, N.Y. shs.	Food Products	19,310	634,334
			511,620,100

42 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Norway 3.2%			
Statoil ASA	Oil, Gas & Consumable Fuels	4,046,420	$ 102,478,998
Telenor ASA	Diversified Telecommunication Services	6,597,378	107,127,734
			209,606,732
Portugal 1.0%			
Portugal Telecom SGPS SA	Diversified Telecommunication Services	6,822,187	67,639,774
Singapore 3.2%			
DBS Group Holdings Ltd.	Commercial Banks	10,998,277	131,266,580
DBS Group Holdings Ltd., ADR	Commercial Banks	7,805	374,718
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	31,212,000	80,297,908
			211,939,206
South Korea 4.0%			
KB Financial Group Inc.	Commercial Banks	1,035,605	49,014,107
KB Financial Group Inc., ADR	Commercial Banks	247,153	11,813,914
LG Electronics Inc.	Household Durables	942,089	73,195,106
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	165,951	128,468,159
			262,491,286
Spain 5.8%			
Banco Santander SA	Commercial Banks	5,386,134	62,196,625
Iberdrola SA	Electric Utilities	10,314,017	91,790,327
Repsol YPF SA	Oil, Gas & Consumable Fuels	2,667,528	92,607,483
Telefonica SA	Diversified Telecommunication Services	5,777,412	141,255,010
Telefonica SA, ADR	Diversified Telecommunication Services	27,696	678,275
			388,527,720
Sweden 1.4%			
Telefonaktiebolaget LM Ericsson, B	Communications Equipment	6,457,410	93,101,121
Switzerland 8.1%			
Adecco SA	Professional Services	1,345,591	86,259,937
Nestle SA	Food Products	1,685,636	104,750,810
Nestle SA, ADR	Food Products	5,775	360,245
Novartis AG	Pharmaceuticals	2,429,734	148,824,097
Roche Holding AG	Pharmaceuticals	360,770	60,371,478
[a]Swiss Re Ltd.	Insurance	1,596,165	89,622,918
[a]UBS AG	Capital Markets	2,488,114	45,432,962
			535,622,447

Semiannual Report | 43

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Taiwan 2.1%			
[b]Compal Electronics Inc., GDR, 144A	Computers & Peripherals	4,684,267	$ 28,627,567
[c]Compal Electronics Inc., GDR, Reg S	Computers & Peripherals	1,165,867	7,124,613
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	42,535,242	106,639,043
			142,391,223
United Kingdom 15.0%			
Aviva PLC	Insurance	8,799,089	62,001,137
BAE Systems PLC	Aerospace & Defense	14,538,391	74,326,198
BP PLC	Oil, Gas & Consumable Fuels	9,777,787	71,941,670
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,290	500,034
GlaxoSmithKline PLC	Pharmaceuticals	5,421,389	116,090,250
HSBC Holdings PLC	Commercial Banks	7,310,821	72,387,157
[a]International Consolidated Airlines Group SA	Airlines	14,472,260	58,937,318
Kingfisher PLC	Specialty Retail	12,660,865	54,303,654
Marks & Spencer Group PLC	Multiline Retail	8,836,120	51,285,907
Pearson PLC	Media	5,016,489	94,719,579
[a,d]Rolls-Royce Group PLC	Aerospace & Defense	660,828,672	1,060,564
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	6,883,632	71,229,019
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	13,237	472,202
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,515,467	108,734,757
Standard Chartered PLC	Commercial Banks	2,228,818	58,600,693
Unilever PLC, ADR	Food Products	3,165	102,514
Vodafone Group PLC	Wireless Telecommunication Services	36,819,189	97,707,158
			994,399,811
United States 1.1%			
ACE Ltd.	Insurance	1,151,300	75,778,566
Total Common Stocks (Cost $4,714,284,750)			6,249,788,492
Preferred Stocks 1.6%			
Brazil 1.6%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	2,398,700	73,592,116
Vale SA, ADR, pfd., A	Metals & Mining	1,203,200	34,844,672
Total Preferred Stocks (Cost $55,791,943)			108,436,788
Total Investments before Short Term Investments (Cost $4,770,076,693)			6,358,225,280
Short Term Investments (Cost $255,940,928) 3.9%			
Money Market Funds 3.9%			
United States 3.9%			
[a,e]Institutional Fiduciary Trust Money Market Portfolio		255,940,928	255,940,928
Total Investments (Cost $5,026,017,621) 99.5%			6,614,166,208
Other Assets, less Liabilities 0.5%			35,215,727
Net Assets 100.0%			$6,649,381,935

44 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) (continued)

Foreign Equity Series

See Abbreviations on page 76.

[a]Non-income producing.
[b]Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the value of this security was $28,627,567, representing 0.43% of net assets.
[c]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the value of this security was $7,124,613, representing 0.11% of net assets.
[d]Security has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2011, the value of this security was $1,060,564, representing 0.02% of net assets.
[e]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 45

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Total return is not annualized for periods less than one year.
[f]Ratios are annualized for periods less than one year.
[g]Benefit of expense reduction rounds to less than 0.01%.

46 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited)

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks 92.7%			
Australia 4.7%			
Billabong International Ltd.	Textiles, Apparel & Luxury Goods	389,264	$ 2,508,855
Downer EDI Ltd.	Commercial Services & Supplies	666,952	2,646,386
Emeco Holdings Ltd.	Trading Companies & Distributors	2,090,308	2,533,060
Iluka Resources Ltd.	Metals & Mining	221,329	3,982,787
Pacific Brands Ltd.	Distributors	3,415,536	2,545,660
			14,216,748
Bahamas 1.5%			
[a]Steiner Leisure Ltd.	Diversified Consumer Services	98,990	4,521,863
Belgium 1.6%			
Barco NV	Electronic Equipment, Instruments & Components	66,520	4,927,380
Bermuda 1.4%			
Axis Capital Holdings Ltd.	Insurance	133,540	4,134,398
Brazil 1.6%			
Companhia de Saneamento de Minas Gerais	Water Utilities	194,900	3,906,862
Lojas Renner SA	Multiline Retail	27,800	1,059,336
			4,966,198
Canada 6.8%			
[a]ATS Automation Tooling Systems Inc.	Machinery	360,600	2,883,603
Canaccord Financial Inc.	Capital Markets	147,038	1,884,966
Dorel Industries Inc., B	Household Durables	130,500	3,646,393
Enerflex Ltd.	Energy Equipment & Services	92,100	1,185,460
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	126,400	3,328,627
Mullen Group Ltd.	Energy Equipment & Services	157,700	3,318,709
North West Company Inc.	Food & Staples Retailing	124,050	2,604,130
Toromont Industries Ltd.	Machinery	92,100	1,814,966
			20,666,854
Cayman Islands 0.8%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,014,062	2,569,769
China 3.8%			
AAC Acoustic Technologies Holdings Inc.	Communications Equipment	1,288,000	3,005,761
Anhui Expressway Co. Ltd., H	Transportation Infrastructure	3,820,000	3,333,158
Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	6,636,000	3,743,636
Sinotrans Ltd., H	Air Freight & Logistics	5,668,658	1,340,358
			11,422,913
Denmark 0.2%			
[a]Vestas Wind Systems AS	Electrical Equipment	26,620	618,468
Finland 3.0%			
Amer Sports OYJ	Leisure Equipment & Products	328,352	5,456,790
Huhtamaki OYJ	Containers & Packaging	286,830	3,664,489
			9,121,279

Semiannual Report | 47

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks (continued)			
Germany 4.0%			
Celesio AG	Health Care Providers & Services	47,160	$ 955,395
ᵃJenoptik AG	Electronic Equipment, Instruments & Components	177,530	1,652,798
Kloeckner & Co. SE	Trading Companies & Distributors	123,435	3,673,960
Rational AG	Machinery	11,330	2,972,223
Rhoen-Klinikum AG	Health Care Providers & Services	118,314	2,854,976
			12,109,352
Greece 1.5%			
Hellenic Exchanges SA Holding Clearing Settlement and Registry	Diversified Financial Services	187,490	1,334,973
Jumbo SA	Specialty Retail	414,460	3,125,352
			4,460,325
Hong Kong 5.9%			
Dah Sing Financial Group	Commercial Banks	332,213	1,699,114
Hopewell Holdings Ltd.	Real Estate Management & Development	346,000	1,096,013
Ju Teng International Holdings Ltd.	Electronic Equipment, Instruments & Components	5,842,000	1,689,144
Techtronic Industries Co. Ltd.	Household Durables	4,168,000	4,970,481
Texwinca Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,003,000	2,378,349
VTech Holdings Ltd.	Communications Equipment	378,100	4,504,112
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	496,000	1,574,350
			17,911,563
India 0.6%			
HCL Infosystems Ltd.	IT Services	969,772	1,928,462
Japan 12.3%			
Asahi Co. Ltd.	Specialty Retail	281,400	5,239,657
Asics Corp.	Textiles, Apparel & Luxury Goods	361,000	5,367,580
Descente Ltd.	Textiles, Apparel & Luxury Goods	298,625	1,476,340
en-japan Inc.	Professional Services	1,605	2,103,316
Keihin Corp.	Auto Components	72,300	1,520,451
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	107,800	5,409,751
Megane TOP Co. Ltd.	Specialty Retail	277,501	3,322,911
MEITEC Corp.	Professional Services	126,100	2,744,267
Nissan Shatai Co. Ltd.	Auto Components	59,904	461,344
ᵃNissin Kogyo Co. Ltd.	Auto Components	64,200	1,157,123
Shinko Plantech Co. Ltd.	Energy Equipment & Services	309,600	3,330,397
Sumitomo Rubber Industries Ltd.	Auto Components	197,800	2,383,280
ᵃTokai Rika Co. Ltd.	Auto Components	40,400	777,840
USS Co. Ltd.	Specialty Retail	29,029	2,246,453
			37,540,710
Netherlands 7.7%			
Aalberts Industries NV	Machinery	143,138	3,346,054
Accell Group NV	Leisure Equipment & Products	148,296	4,268,771
Arcadis NV	Construction & Engineering	127,970	3,130,662

48 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks (continued)			
Netherlands (continued)			
Imtech NV	Construction & Engineering	98,740	$ 3,492,351
Mediq NV	Health Care Providers & Services	236,386	4,555,748
SBM Offshore NV	Energy Equipment & Services	47,359	1,252,681
TKH Group NV	Communications Equipment	26,255	847,901
USG People NV	Professional Services	148,672	2,570,991
			23,465,159
Norway 3.2%			
Schibsted ASA	Media	137,008	4,309,111
Tomra Systems ASA	Commercial Services & Supplies	637,522	5,555,284
			9,864,395
Philippines 0.5%			
Metropolitan Bank & Trust Co.	Commercial Banks	879,279	1,420,155
Russia 0.3%			
[a,b] X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	24,688	965,548
Singapore 1.1%			
Cerebos Pacific Ltd.	Food Products	231,358	953,083
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	368,900	2,368,338
			3,321,421
South Korea 7.3%			
Binggrae Co. Ltd.	Food Products	73,618	4,243,212
[a] BS Financial Group Inc.	Diversified Financial Services	263,480	3,728,723
[a] DGB Financial Group Inc.	Commercial Banks	242,380	3,679,996
Halla Climate Control Corp.	Auto Components	144,950	3,491,298
[a] KIWOOM Securities Co. Ltd.	Capital Markets	7,300	383,814
Mirae Asset Securities Co. Ltd.	Capital Markets	25,950	1,090,776
S1 Corp.	Commercial Services & Supplies	28,682	1,483,830
Sindoh Co. Ltd.	Office Electronics	24,080	1,104,701
Youngone Corp.	Textiles, Apparel & Luxury Goods	145,608	2,081,089
Youngone Holdings Co. Ltd.	Textiles, Apparel & Luxury Goods	23,942	904,276
			22,191,715
Spain 0.5%			
Antena 3 de Television SA	Media	187,826	1,549,819
Sweden 0.7%			
[a,c] D. Carnegie & Co. AB	Capital Markets	148,750	—
Duni AB	Household Durables	216,660	2,089,346
			2,089,346
Switzerland 3.1%			
[a] Basilea Pharmaceutica AG	Biotechnology	19,500	1,424,001
Forbo Holding AG	Household Durables	3,360	2,549,572
[a] Panalpina Welttransport Holding AG	Air Freight & Logistics	14,410	1,979,490
Verwaltungs-und Privat-Bank AG	Capital Markets	15,413	2,023,781
Vontobel Holding AG	Capital Markets	39,590	1,341,954
			9,318,798

Semiannual Report | 49

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares	Value
Common Stocks (continued)			
Taiwan 4.0%			
D-Link Corp.	Communications Equipment	2,094,000	$ 1,908,693
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	842,482	3,378,880
KYE Systems Corp.	Computers & Peripherals	700,893	416,177
Simplo Technology Co. Ltd.	Computers & Peripherals	595,883	4,790,073
[a] Ta Chong Bank Ltd.	Commercial Banks	4,330,036	1,691,508
			12,185,331
Thailand 3.5%			
Bank of Ayudhya PCL, fgn.	Commercial Banks	2,211,600	2,050,442
Glow Energy PCL, fgn.	Independent Power Producers & Energy Traders	1,418,173	2,306,723
L.P.N. Development PCL, fgn.	Real Estate Management & Development	7,390,300	2,295,946
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	3,338,900	1,998,561
Total Access Communication PCL, fgn.	Wireless Telecommunication Services	1,054,300	1,881,925
			10,533,597
United Kingdom 11.1%			
Bellway PLC	Household Durables	183,020	2,100,895
Berendsen PLC	Commercial Services & Supplies	540,360	4,719,865
Bodycote PLC	Machinery	662,497	3,952,068
Bovis Homes Group PLC	Household Durables	274,210	1,945,372
Burberry Group PLC	Textiles, Apparel & Luxury Goods	69,450	1,616,732
Dignity PLC	Diversified Consumer Services	372,537	4,720,299
GAME Group PLC	Specialty Retail	997,570	584,365
Greggs PLC	Food Products	599,050	5,088,291
Kingfisher PLC	Specialty Retail	657,050	2,818,150
Laird PLC	Electronic Equipment, Instruments & Components	1,150,250	3,744,684
[a] Vectura Group PLC	Pharmaceuticals	1,953,812	2,512,458
			33,803,179
Total Common Stocks (Cost $217,663,768)			281,824,745
		Principal Amount	
Short Term Investments 4.0%			
U.S. Government and Agency Securities 4.0%			
United States 4.0%			
[d] FHLB, 7/01/11		$5,000,000	5,000,000
[d] FNMA, 9/28/11		7,100,000	7,099,652
Total U.S. Government and Agency Securities (Cost $12,099,112)			12,099,652
Total Investments (Cost $229,762,880) 96.7%			293,924,397
Other Assets, less Liabilities 3.3%			10,080,360
Net Assets 100.0%			$304,004,757

50 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) (continued)

Foreign Smaller Companies Series

See Abbreviations on page 76.

[a]Non-income producing.
[b]Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2011, the value of this security was $965,548, representing 0.32% of net assets.
[c]Security has been deemed illiquid because it may not be able to be sold within seven days.
[d]The security is traded on a discount basis with no stated coupon rate.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 51

[a]For the period March 31, 2008 (commencement of operations) to December 31, 2008.
[b]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[c]Based on average daily shares outstanding.
[d]Total return is not annualized for periods less than one year.
[e]Ratios are annualized for periods less than one year.
[f]Benefit of expense reduction rounds to less than 0.01%.

52 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited)

Global Equity Series	Industry	Shares	Value
Common Stocks 89.2%			
Australia 0.1%			
[a] Qantas Airways Ltd.	Airlines	198,618	$ 391,916
Bermuda 0.8%			
PartnerRe Ltd.	Insurance	41,070	2,827,669
Brazil 0.9%			
Centrais Eletricas Brasileiras SA	Electric Utilities	105,200	1,407,428
Vale SA, ADR	Metals & Mining	56,580	1,807,731
			3,215,159
Canada 0.9%			
Husky Energy Inc.	Oil, Gas & Consumable Fuels	27,000	736,504
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	115,580	2,374,775
			3,111,279
China 4.9%			
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	1,822,000	2,449,079
China Mobile Ltd.	Wireless Telecommunication Services	305,000	2,825,907
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	428,500	2,048,408
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	9,244,000	5,975,175
Citic Pacific Ltd.	Industrial Conglomerates	819,000	2,048,092
Shanghai Electric Group Co. Ltd.	Electrical Equipment	3,998,000	2,111,579
			17,458,240
France 5.2%			
Alstom SA	Electrical Equipment	15,330	945,254
AXA SA	Insurance	81,365	1,848,926
[a] Carrefour SA	Food & Staples Retailing	16,030	658,324
Compagnie Generale des Etablissements Michelin, B	Auto Components	34,438	3,367,972
France Telecom SA	Diversified Telecommunication Services	90,710	1,929,080
Ipsen SA	Pharmaceuticals	4,300	152,524
Sanofi	Pharmaceuticals	47,780	3,841,336
Thales SA	Aerospace & Defense	19,420	837,394
Total SA, B	Oil, Gas & Consumable Fuels	50,780	2,936,708
Vivendi SA	Media	65,890	1,832,179
			18,349,697
Germany 2.6%			
Bayer AG, Br.	Pharmaceuticals	8,490	682,565
Deutsche Lufthansa AG	Airlines	108,590	2,358,928
Merck KGaA	Pharmaceuticals	7,540	819,841
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	7,330	1,119,828
SAP AG	Software	50,288	3,036,603
Siemens AG	Industrial Conglomerates	9,380	1,286,108
			9,303,873

Semiannual Report | 53

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Hong Kong 4.4%			
[a] AIA Group Ltd.	Insurance	2,054,800	$ 7,129,450
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	226,000	3,305,015
Hutchison Whampoa Ltd.	Industrial Conglomerates	432,000	4,663,219
Swire Pacific Ltd., A	Real Estate Management & Development	43,500	640,055
			15,737,739
India 1.2%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	44,022	694,261
ICICI Bank Ltd.	Commercial Banks	120,551	2,952,595
ICICI Bank Ltd., ADR	Commercial Banks	10,670	526,031
			4,172,887
Ireland 0.3%			
[a] Elan Corp. PLC, ADR	Pharmaceuticals	105,880	1,203,856
Italy 1.9%			
Eni SpA	Oil, Gas & Consumable Fuels	171,929	4,066,456
Intesa Sanpaolo SpA	Commercial Banks	956,330	2,546,205
			6,612,661
Japan 5.6%			
Itochu Corp.	Trading Companies & Distributors	339,000	3,507,695
Konica Minolta Holdings Ltd.	Office Electronics	244,000	2,027,650
Nintendo Co. Ltd.	Software	4,700	879,809
Nissan Motor Co. Ltd.	Automobiles	292,200	3,056,113
NKSJ Holdings Inc.	Insurance	283,000	1,859,599
Ricoh Co. Ltd.	Office Electronics	120,000	1,325,135
Toyota Motor Corp.	Automobiles	69,700	2,857,090
Trend Micro Inc.	Software	138,990	4,297,200
			19,810,291
Netherlands 2.1%			
Akzo Nobel NV	Chemicals	53,830	3,395,679
[a] ING Groep NV	Diversified Financial Services	100,720	1,239,896
[a] ING Groep NV, ADR	Diversified Financial Services	56,090	693,833
Koninklijke Philips Electronics NV	Industrial Conglomerates	63,050	1,619,260
[a] TomTom NV	Household Durables	124,010	656,391
			7,605,059
Norway 1.0%			
Statoil ASA	Oil, Gas & Consumable Fuels	97,730	2,475,095
Telenor ASA	Diversified Telecommunication Services	69,560	1,129,510
			3,604,605
Philippines 0.5%			
Ayala Corp.	Diversified Financial Services	244,416	1,799,001

54 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
Singapore 4.0%			
DBS Group Holdings Ltd.	Commercial Banks	379,500	$ 4,529,406
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	328,840	2,111,153
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	1,778,004	4,574,202
United Overseas Bank Ltd.	Commercial Banks	180,000	2,883,986
			14,098,747
South Korea 2.4%			
Hana Financial Group Inc.	Commercial Banks	55,390	1,936,314
KB Financial Group Inc., ADR	Commercial Banks	50,050	2,392,390
POSCO	Metals & Mining	2,240	974,095
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,210	1,710,834
Shinhan Financial Group Co. Ltd.	Commercial Banks	31,390	1,497,424
			8,511,057
Spain 0.7%			
Telefonica SA, ADR	Diversified Telecommunication Services	97,970	2,399,285
Switzerland 3.0%			
[a] Basilea Pharmaceutica AG	Biotechnology	1,710	124,874
Nestle SA	Food Products	39,350	2,445,335
Novartis AG	Pharmaceuticals	13,320	815,866
Roche Holding AG	Pharmaceuticals	25,100	4,200,250
[a] Swiss Re Ltd.	Insurance	56,590	3,177,466
			10,763,791
Taiwan 2.4%			
Compal Electronics Inc.	Computers & Peripherals	1,320,639	1,614,198
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	1,730,000	2,219,682
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,820,616	4,564,421
			8,398,301
Thailand 0.8%			
Bangkok Bank PCL, fgn.	Commercial Banks	576,400	2,972,004
Turkey 0.3%			
[a] Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	76,540	1,037,117
United Kingdom 9.1%			
Aviva PLC	Insurance	180,490	1,271,789
BAE Systems PLC	Aerospace & Defense	421,640	2,155,596
BG Group PLC	Oil, Gas & Consumable Fuels	70,870	1,607,704
BP PLC	Oil, Gas & Consumable Fuels	190,690	1,403,033
G4S PLC	Commercial Services & Supplies	172,290	773,255

Semiannual Report | 55

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
United Kingdom (continued)			
GlaxoSmithKline PLC	Pharmaceuticals	247,610	$ 5,302,166
Hays PLC	Professional Services	256,500	424,212
HSBC Holdings PLC	Commercial Banks	86,400	855,479
[a] International Consolidated Airlines Group SA	Airlines	235,170	957,714
Kingfisher PLC	Specialty Retail	119,950	514,477
Marks & Spencer Group PLC	Multiline Retail	538,530	3,125,693
[a] Rentokil Initial PLC	Commercial Services & Supplies	443,970	677,614
Rexam PLC	Containers & Packaging	525,290	3,226,728
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	51,690	3,708,758
Tesco PLC	Food & Staples Retailing	345,310	2,227,697
Vodafone Group PLC	Wireless Telecommunication Services	1,595,040	4,232,761
			32,464,676
United States 34.1%			
Abbott Laboratories	Pharmaceuticals	73,020	3,842,312
ACE Ltd.	Insurance	40,090	2,638,724
American Express Co.	Consumer Finance	51,690	2,672,373
[a] Amgen Inc.	Biotechnology	97,780	5,705,463
[a] AOL Inc.	Internet Software & Services	51,570	1,024,180
AT&T Inc.	Diversified Telecommunication Services	19,380	608,726
Baker Hughes Inc.	Energy Equipment & Services	25,810	1,872,774
The Bank of New York Mellon Corp.	Capital Markets	148,150	3,795,603
[a] Brocade Communications Systems Inc.	Communications Equipment	185,380	1,197,555
Chesapeake Energy Corp.	Oil, Gas & Consumable Fuels	20,560	610,426
Chevron Corp.	Oil, Gas & Consumable Fuels	27,350	2,812,674
Cisco Systems Inc.	Communications Equipment	159,330	2,487,141
Comcast Corp., A	Media	110,350	2,673,780
Computer Sciences Corp.	IT Services	59,850	2,271,906
Consolidated Edison Inc.	Multi-Utilities	39,780	2,117,887
Covidien PLC	Health Care Equipment & Supplies	71,080	3,783,588
CVS Caremark Corp.	Food & Staples Retailing	118,420	4,450,224
[a] Dell Inc.	Computers & Peripherals	148,870	2,481,663
FedEx Corp.	Air Freight & Logistics	6,630	628,856
General Electric Co.	Industrial Conglomerates	108,620	2,048,573
[a] Gilead Sciences Inc.	Biotechnology	39,490	1,635,281
Halliburton Co.	Energy Equipment & Services	28,530	1,455,030
The Home Depot Inc.	Specialty Retail	102,480	3,711,826
[a] Isis Pharmaceuticals Inc.	Biotechnology	21,600	197,856
JPMorgan Chase & Co.	Diversified Financial Services	34,480	1,411,611
Medtronic Inc.	Health Care Equipment & Supplies	114,400	4,407,832
Merck & Co. Inc.	Pharmaceuticals	146,040	5,153,752
Microsoft Corp.	Software	82,960	2,156,960
[a] Navistar International Corp.	Machinery	18,900	1,067,094

56 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2011 (unaudited) *(continued)*

Global Equity Series	Industry	Shares	Value
Common Stocks (continued)			
United States (continued)			
News Corp., A	Media	28,610	$ 506,397
[a] Onyx Pharmaceuticals Inc.	Biotechnology	13,010	459,253
Oracle Corp.	Software	85,630	2,818,083
Pfizer Inc.	Pharmaceuticals	250,490	5,160,094
PG&E Corp.	Multi-Utilities	69,710	2,929,911
The Procter & Gamble Co.	Household Products	53,340	3,390,824
Quest Diagnostics Inc.	Health Care Providers & Services	73,580	4,348,578
[a] SAIC Inc.	IT Services	201,990	3,397,472
[a] Sprint Nextel Corp.	Wireless Telecommunication Services	600,180	3,234,970
[a] Symantec Corp.	Software	253,820	5,005,330
Target Corp.	Multiline Retail	101,770	4,774,031
Time Warner Cable Inc.	Media	46,700	3,644,468
Time Warner Inc.	Media	26,240	954,349
United Parcel Service Inc., B	Air Freight & Logistics	70,770	5,161,256
[a] Watson Pharmaceuticals Inc.	Pharmaceuticals	70,320	4,833,094
			121,539,780
Total Common Stocks (Cost $281,386,295)			317,388,690
Preferred Stocks (Cost $2,766,411) 0.9%			
Brazil 0.9%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	100,650	3,087,942
Total Investments before Short Term Investments (Cost $284,152,706)			320,476,632
		Principal Amount	
Short Term Investments 8.7%			
Time Deposits 8.7%			
United States 8.7%			
Credit Lyonnais., 0.10%, 7/01/11		$15,000,000	15,000,000
Paribas Corp., 0.04%, 7/01/11		16,000,000	16,000,000
Total Time Deposits (Cost $31,000,000)			31,000,000
Total Investments (Cost $315,152,706) 98.8%			351,476,632
Other Assets, less Liabilities 1.2%			4,357,338
Net Assets 100.0%			$355,833,970

See Abbreviations on page 76.

[a] Non-income producing.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 57

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities

June 30, 2011 (unaudited)

	Emerging Markets Series	Foreign Equity Series
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$ 733,612,625	$4,770,076,693
Cost - Sweep Money Fund (Note 7)	24,087,221	255,940,928
Total cost of investments	$ 757,699,846	$5,026,017,621
Value - Unaffiliated issuers	$1,381,316,371	$6,358,225,280
Value - Sweep Money Fund (Note 7)	24,087,221	255,940,928
Total value of investments (includes securities loaned in the amount of $1,896,745 and $ —)	1,405,403,592	6,614,166,208
Cash	—	2,309,913
Foreign currency, at value (cost $699,366 and $ —)	699,375	—
Receivables:		
Investment securities sold	2,612,378	—
Capital shares sold	462,055	10,457,462
Dividends	5,119,422	29,408,182
Foreign Tax	56,887	—
Other assets	439	1,656
Total assets	1,414,354,148	6,656,343,421
Liabilities:		
Payables:		
Investment securities purchased	2,354,677	—
Capital shares redeemed	1,164,840	2,375,713
Affiliates	1,337,318	4,065,477
Payable upon return of securities loaned	2,025,000	—
Deferred tax	1,493,586	—
Accrued expenses and other liabilities	260,189	520,296
Total liabilities	8,635,610	6,961,486
Net assets, at value	$1,405,718,538	$6,649,381,935
Net assets consist of:		
Paid-in capital	$ 956,008,082	$5,008,397,147
Undistributed net investment income	643,434	19,262,287
Net unrealized appreciation (depreciation)	646,252,118	1,589,166,094
Accumulated net realized gain (loss)	(197,185,096)	32,556,407
Net assets, at value	$1,405,718,538	$6,649,381,935
Shares outstanding	83,419,826	—
Net asset value per share	$16.85	—
Primary Shares:		
Net assets, at value	—	$6,574,331,034
Shares outstanding	—	309,152,154
Net asset value per share	—	$21.27
Service Shares:		
Net assets, at value	—	$75,050,901
Shares outstanding	—	3,535,886
Net asset value and maximum offering price per share	—	$21.23

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

Templeton Institutional Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

64 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Semiannual Report | 65

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund by the fund’s custodian on the fund’s behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of June 30, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

66 | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Income and Deferred Taxes (continued)

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability for unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

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Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees

Effective May 1, 2011, Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

Prior to May 1, 2011, Emerging Markets Series paid fees to TAML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $500 million
1.200%	Over $500 million, up to and including $5 billion
1.150%	Over $5 billion, up to and including $7.5 billion
1.125%	Over $7.5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Foreign Equity Series and Global Equity Series each pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

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Notes to Financial Statements (unaudited) (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Foreign Smaller Companies Series and Global Equity Series each pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Emerging Markets Series and Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

c. Transfer Agent Fees

For the period ended June 30, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services.

Foreign Equity Series’ Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Waiver and Expense Reimbursements

TIC and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) do not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012. Effective August 1, 2011, TAML and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Emerging Markets Series so that the common expenses do not exceed 1.24% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2011, there were no credit earned.

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Notes to Financial Statements (unaudited) *(continued)*

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2010, the capital loss carryforwards were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Capital loss carryforwards expiring in:				
2016	$ —	$ —	$ —	$ 5,295,647
2017	246,740,221	—	3,779,625	10,998,021
2018	—	—	—	1,430,811
	$246,740,221	$ —	$3,779,625	$17,724,479

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2010, deferred losses were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Realized capital losses	$ —	$ —	$124,036	$ —
Realized currency losses	—	—	65,471	—

At June 30, 2011, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Cost of investments	$776,205,708	$5,144,662,013	$230,138,640	$315,775,055
Unrealized appreciation	$662,957,704	$1,974,992,748	$ 72,004,255	$ 42,409,211
Unrealized depreciation	(33,759,820)	(505,488,553)	(8,218,498)	(6,707,634)
Net unrealized appreciation (depreciation)	$629,197,884	$1,469,504,195	$ 63,785,757	$ 35,701,577

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, corporate actions, and non-deductible expenses.

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Notes to Financial Statements (unaudited) *(continued)*

5. Income Taxes *(continued)*

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, and corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2011, were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Purchases	$ 57,563,796	$ 35,838,510	$44,956,710	$71,229,500
Sales	$161,659,306	$112,323,004	$13,119,820	$24,949,007

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

Emerging Markets Series and Foreign Equity Series invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Shareholder Concentrations

The Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund. At June 30, 2011, there were two unaffiliated shareholders, one holding 65%, the other holding 20% of the Emerging Markets Series' outstanding shares.

Subsequent to June 30, 2011, Emerging Markets Series received net redemptions from unaffiliated shareholders of approximately 68% of the fund's shares outstanding. The sales of investments required to meet these redemption requests generated capital gains. Prior to the fund redemptions, capital gains were distributed to shareholders of record on July 28, 2011.

9. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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Notes to Financial Statements (unaudited) (continued)

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended June 30, 2011, the Funds did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Notes to Financial Statements (unaudited) (continued)

11. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of June 30, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

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Notes to Financial Statements (unaudited) (continued)

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards
Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve
Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International
Financial Reporting Standards (IFRS). The amendments in the ASU will improve the compara-
bility of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measure-
ment principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently evaluating the impact, if any, of applying this provision.

13. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depository Receipt
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GDR - Global Depository Receipt
IDR -International Depository Receipt
SDR - Swedish Depository Receipt

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees, including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising the Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Funds.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2010, and for the previous 10 years ended December 31, 2010, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Market Series – The Lipper performance universe for this Fund consisted of all retail and institutional emerging market funds as designated by Lipper. The Lipper report showed the Fund’s total return during 2010 to be in the second-lowest quintile of this performance universe and its total return on an annualized basis to be in the upper half of such universe for the previous three-year period, and the second-lowest quintile of such universe for the previous five- and

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

10-year periods. The Board discussed with management steps being taken to improve the Fund’s investment portfolio process and noted that as shown in the Lipper report, the Fund’s total return during 2010 exceeded 17%, and on an annualized basis exceeded 9% and 14% for the previous five- and 10-year periods, respectively. While intending to continuously monitor this Fund, the Board did not believe its performance warranted any present change in portfolio management or investment strategy.

Foreign Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional international large-cap core funds as designated by Lipper. The Lipper report for this Fund showed its total return during 2010 to be in the second-lowest performing quintile of its performance universe, but on an annualized basis to be in either the highest or second-highest performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board discussed the reasons for the 2010 performance with management, but was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Foreign Smaller Companies Series – The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap core funds as designated by Lipper. This Fund’s Lipper report showed its total return during 2010 to be in the second-lowest performing quintile of its performance universe, but on an annualized basis to be in the highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s overall comparative performance as shown in the Lipper report, and noted the Fund’s total return for 2010 exceeded 21% as shown in such Lipper report.

Global Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional global large-cap value funds. The Lipper report showed the Fund’s total return in 2010 and 2009, being its first two full years of operation, to be in the second-lowest and the middle performing quintiles of such universe, respectively. The Board did not believe such performance to be particularly meaningful in view of the Fund’s short period of operation.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative fees as being part of a

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Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management fee. The Lipper report for Emerging Market Series showed that the Fund’s contractual investment management fee rate was the highest within its Lipper expense group, being approximately 15 basis points above the median of its Lipper expense group, and that its actual total expense ratio was within 12 basis points of the median for such expense group. While acknowledging cost factors relating to the Fund’s operations, such as the quality and experience of its portfolio managers and research staff, and the depth of the Manager’s physical presence and coverage in emerging markets geographical areas, the Board believed it appropriate to reduce the Fund’s investment management fee and negotiated with the Manager downward revisions in such fee as discussed under “Economies of Scale.” The Lipper report for Foreign Equity Series showed the Fund’s contractual investment management fee rate to be at the median of its expense group, and its actual total expense ratio to be below the median of its expense group. The Lipper report for Foreign Smaller Companies Series showed its contractual investment management fee rate and actual total expense rate to be in each case below the median of its Lipper expense group. The Board was satis-fied with the expenses of these Funds, noting that expenses of Foreign Smaller Companies Series were subsidized by management. The Lipper report for Global Equity Series showed its contractual investment management fee rate to be approximately seven basis points above the median of its Lipper expense group and its actual total expense ratio to be below the median of its expense group. The Board was satisfied with the expenses of this Fund, noting they had been subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. Emerging Market Series’ management advisory fee schedule, reflecting reductions implemented effective May 1, 2010, provided a rate of 1.25% on the first $500 million of Fund net assets; 1.20% on the next $4.5 billion of Fund net assets; 1.15% on the next $2.5 billion of Fund net assets; 1.125% on the next $2.5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1.00% on net assets in excess of $20 billion. The Board negotiated with management downward revisions in such fee effective May 1, 2011, so as to be at a rate of 1.10% on the first $1 billion of Fund net assets; 1.05% on the next $4 billion of Fund net assets; 1.00% on the next $5 billion of Fund net assets; 0.95% on the next $5 billion of Fund net assets; 0.90% on the next $5 billion of Fund net assets; and 0.85% on Fund net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2010, this Fund’s net assets were approximately $1.5 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders. Foreign Equity Series’ management advisory fee schedule is at the rate of 0.70% on the first $1 billion of Fund net assets; 0.68% on the next $4 billion of Fund net assets; 0.66% on the next $5 billion of Fund net assets; 0.64% on the next $5 billion of Fund net assets; 0.62% on the next $5 billion of Fund net assets; and 0.60% on net assets in excess of $20 billion. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2010, this Fund’s net assets were approximately $6.47 billion, and to the extent economies of scale

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Templeton Institutional Funds

Shareholder Information (continued)

may be realized by the Manager and its affiliates, the Board believes the schedules of management advisory and administrative fees provide a sharing of benefits with this Fund and its shareholders. The Board believes no economies of scale presently exist in the operations of Foreign Smaller Companies Series and Global Equity Series at their December 31, 2010, asset levels of approximately $267 million and $273 million, respectively.

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.

There have been no significant

changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date August 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date August 25, 2011

By /s/ MARK H. OTANI
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date August 25, 2011